Loans Payable	12 Months Ended
Dec. 31, 2025
Loans Payable [Abstract]
Loans payable

Note 10. Loans payable

At December 31, 2025 and 2024, loans payable consisted of the following:

	As of December 31,
	2025	2024
Hire purchases – Motor Vehicle	$—	$166,438
Short-term loan	102,149	231,042
	102,149	397,480
Less current portion	(102,149)	(264,177)
Long-term loans payable	$—	$133,303

On August 27, 2020, the Company acquired a motor vehicle pursuant to a hire purchase financing arrangement.

The Company has booked interest expense on the loans of nil, $215,003 and $241,890 for the years ended December 31, 2025, 2024 and 2023, respectively.

During the years ended December 31, 2025 and 2024, the Company disposed of vehicles that were previously acquired under hire purchase (finance lease) arrangements. The vehicles, which had an original cost of $267,189 and $77,444, had accumulated depreciation of $122,205 and $32,794, respectively, at the dates of disposal.

In connection with the disposal, the related lease liability of $151,249 and $34,038 was fully settled, the vehicles were sold to a third party for gross proceeds of $159,956 and $42,970, the net book value of the asset at the date of disposal was $144,894 and $44,650, resulting in a loss on disposal of $15,062 and $1,680 during the year ended December 31, 2025 and 2024, respectively.

The loss on disposal was included in “Loss on disposal of discontinued operations” in the consolidated statements of operations.

For cash flow presentation purposes, the gross proceeds from the disposal were presented as cash inflows from investing activities in the consolidated statements of cash flows. The settlement of the related lease liability was treated as a non-cash transaction, where the proceeds were effectively used to offset the outstanding hire purchase or lease balance, and therefore did not result in a separate financing cash outflow.

On December 12, 2022, the Company entered into a loan agreement (“Short-term loan”) with a third party whereby the Company borrowed $0.2 million with the sole purpose to make payment to the Company’s suppliers in the People’s Republic of China (“PRC”). The loan is unsecured and bears an 0% interest rate. The loan is due in three months from the payment made by the lender on behalf to the Company’s supplier date. On March 13, 2023, the loan was extended to May 30, 2023 with the same terms and conditions. On October 2, 2023, the loan was extended to December 31, 2023 with the same terms and conditions. On March 8, 2024, the loan was further extended to May 31,2024 with the same terms and conditions. On December 31, 2025, the loan was further extended to November 30, 2026 with the same terms and conditions.

Hire Purchases

As of December 31, 2025, the Company had fully settled all outstanding hire purchase arrangements and no hire purchase liabilities remained. Accordingly, there were no future minimum lease payments under hire purchases as of that date.

As of December 31, 2024, future minimum lease payments under hire purchases that have initial non-cancellable lease terms in excess of one year were as follows:

Finance leases
Year Ended December 31,
2025	$40,718
2026	40,718
2027	40,718
2028	40,718
Thereafter	23,752
186,624
Less: Imputed interest	(20,186)
Hire purchases liabilities	166,438

Hire purchases liabilities – current	$33,135
Hire purchases liabilities – non-current	$133,303